Exhibit 99.1

Financial Contact:

Josh Hirsberg

(702) 792-7234

joshhirsberg@boydgaming.com

Media Contact:

Rob Meyne

(702) 792-7353

robmeyne@boydgaming.com

BOYD GAMING CLOSES $350 MILLION SENIOR NOTE OFFERING

IN CONNECTION WITH THE PENDING ACQUISITION OF PENINSULA GAMING

LAS VEGAS — AUGUST 16, 2012 — Boyd Gaming Corporation (NYSE: BYD) (“Boyd Gaming”) today announced the closing of the offering of $350 million aggregate principal amount of 8.375% senior notes due 2018 by Boyd Acquisition Sub, LLC, an indirect wholly-owned subsidiary of Boyd Gaming, and Boyd Acquisition Finance Corp., a direct wholly-owned subsidiary of Boyd Acquisition Sub, LLC. The notes were issued in connection with Boyd Gaming’s previously announced acquisition of Peninsula Gaming, LLC (“Peninsula Gaming”). Boyd Gaming expects the acquisition to close in the fourth quarter of 2012. Upon consummation of the acquisition, Peninsula Gaming will assume all of the obligations with respect to the notes, with certain subsidiaries of Peninsula Gaming guaranteeing the obligations under the notes.

The notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws or blue sky laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or available exemptions from the registration requirements. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy the notes.

About Boyd Gaming

Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 17 gaming entertainment properties located in Nevada, New Jersey, Mississippi, Illinois, Indiana, and Louisiana. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.

Forward-looking Statements

This press release contains, or may contain, “forward-looking statements” concerning Boyd Gaming and Peninsula Gaming, which are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the consummation of the merger. These forward-looking statements are based upon the current beliefs and expectations of management and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Boyd Gaming’s ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or gaming approvals of the merger and the transactions contemplated by the merger agreement, or to satisfy other conditions to the merger on the proposed terms and timeframe; the possibility that the merger does not close when expected or at all; and other risks and uncertainties, including those detailed from time to time in Boyd Gaming’s periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere). Boyd Gaming can give no assurances that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Boyd Gaming nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required. Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Boyd Gaming following the implementation of the merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Boyd Gaming for the current or future financial years would necessarily match or exceed the historical published figures.